UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2019

Hostess Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-37540	47-4168492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	1 East Armour Boulevard, Kansas City, Missouri	64111
	(Address of principal executive offices)	(Zip Code)
(816) 701-4600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Title of each Class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $0.0001 per share	TWNK	NASDAQ Capital Market
Warrants, each exercisable for a half share of Class A Common Stock	TWNKW	NASDAQ Capital Market

Item 8.01. Other Events.
On May 14, 2019, Hostess Brands, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company, J.P. Morgan Securities LLC, as underwriter (the “Underwriter”), and the selling stockholders named in Schedule II to the Underwriting Agreement (the “Selling Stockholders”), relating to an underwritten public offering (the “Offering”) by the Selling Stockholders of 8,000,000 shares of Class A common stock (the “Shares”).
The Underwriting Agreement includes customary representations, warranties and covenants by the Company and the Selling Stockholders. It also provides for customary indemnification by each of the Company, the Selling Stockholders and the Underwriter against certain liabilities and customary contribution provisions in respect of those liabilities. The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.
Pursuant to the terms of the Amended and Restated Registration Rights and Lock-Up Agreement, dated as of November 4, 2016, by and among the Company, the Selling Stockholders and the other parties thereto, the Company will pay the expenses, other than underwriting discounts, associated with the sale of shares by the Selling Stockholders. The Offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-214603) filed with the Securities and Exchange Commission on November 14, 2016, and the related prospectus supplement and accompanying prospectus. The Offering is expected to close on or about May 17, 2019, subject to customary closing conditions.
The Company will not receive any proceeds from the sale of the Shares by the Selling Stockholders. A copy of the opinion of Morgan, Lewis & Bockius LLP relating to the legality of the sale of the Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement dated May 14, 2019, by and among Hostess Brands, Inc., J.P. Morgan Securities LLC and the selling stockholders named in Schedule II thereto
5.1	Opinion of Morgan, Lewis & Bockius, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

HOSTESS BRANDS, INC.

Date: May 16, 2019	By:	/s/ Thomas A. Peterson
	Name:	Thomas A. Peterson
	Title:	Executive Vice President, Chief Financial Officer